Exhibit 99.1

REATA PHARMACEUTICALS, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2021 FINANCIAL RESULTS AND PROVIDES AN UPDATE ON CLINICAL DEVELOPMENT PROGRAMS

INITIATED ROLLING SUBMISSION OF NDA FOR OMAVELOXOLONE FOR TREATMENT OF PATIENTS WITH FRIEDREICH’S ATAXIA; ACTIVELY PREPARING FOR COMMERCIAL LAUNCH

UPDATED CASH GUIDANCE - SUFFICIENT TO FUND OPERATIONS THROUGH END OF 2024

CONFERENCE CALL WITH MANAGEMENT ON FEBRUARY 28, 2022, AT 8:30 A.M. ET

PLANO, Texas—February 28, 2022 (BUSINESS WIRE)—Reata Pharmaceuticals, Inc. (Nasdaq: RETA) (“Reata,” the “Company,” “our,” “us,” or “we”), a clinical-stage biopharmaceutical company, today announced financial results for the quarter and full year ended on December 31, 2021 and provided an update on the Company’s business operations and clinical development programs.

“We are making important progress in our efforts to advance omaveloxolone for the treatment of patients with Friedreich’s ataxia (“FA”) including receiving Fast Track Designation from the U.S. Food and Drug Administration (“FDA”) and initiating rolling submission of our New Drug Application (“NDA”).  As we continue to complete the submission of our NDA for omaveloxolone, we are also actively preparing for the commercial launch of the drug early next year,” said Warren Huff, Reata’s Chief Executive Officer. “Our strong balance sheet has permitted us to continue the development of drugs for deadly diseases with few or no available therapies.  We look forward to providing additional updates as we advance towards key milestones.”

Recent Company Highlights

Neurology

Omaveloxolone in Patients with FA

On January 31, 2022, we announced that we initiated rolling submission of an NDA to the FDA for omaveloxolone for the treatment of patients with FA.  We expect to complete the submission of the NDA by the end of the first quarter of 2022.  This NDA is supported by the efficacy and safety data from MOXIe Part 1, Part 2, and MOXIe Extension studies.

Chronic Kidney Disease

Bardoxolone Methyl (“Bardoxolone”) in Alport Syndrome

On February 25, 2022, we announced that we received a complete response letter from the FDA with respect to its review of our NDA for bardoxolone in the treatment of patients with chronic kidney disease (“CKD”) caused by Alport syndrome.  We will continue to work with the FDA to confirm our next steps on our Alport syndrome program.

Bardoxolone in Autosomal Dominant Polycystic Kidney Disease (”ADPKD”)

We recently filed a protocol amendment with the FDA and requested a Type A meeting to discuss the overall ADPKD development program including the recently submitted major protocol amendment. The protocol amendment increases the sample size from 550 to 850 patients, adds adolescent (12 to 17 years) patients with ADPKD, removes the off-treatment period (Week 48 – Week 52) during Year 1, changes the primary endpoint to estimated glomerular filtration rate (“eGFR”) change from baseline at Week 108 (8 weeks after planned drug discontinuation at Week 100), adds an exploratory endpoint of eGFR change from baseline at Week 112 (12 weeks after planned drug discontinuation at Week 100), and adds a sub study with ambulatory blood pressure monitoring. The secondary endpoint is the eGFR change from baseline at Week 100.  The statistical analysis plan, detailing the proposed analyses, has also been submitted.  More than 500 patients are currently enrolled in the study.

Fourth Quarter and Full Year Financial Highlights

Cash and Cash Equivalents

At December 31, 2021, we had cash and cash equivalents of $590.3 million, as compared to $818.2 million at December 31, 2020.

Collaboration Revenue

Collaboration revenue was $11.5 million for the twelve-month period ended December 31, 2021, as compared to $9.0 million for the same period of the year prior.

GAAP and Non-GAAP Research and Development (“R&D”) Expenses

R&D expenses according to generally accepted accounting principles in the U.S. (“GAAP”) were $156.0 million for the twelve months ended December 31, 2021, as compared to $159.1 million, for the same period of the year prior.

Non-GAAP R&D expenses were $132.4 million for the twelve months ended December 31, 2021, as compared to $131.0 million, for the same period of the year prior. 1

GAAP and Non-GAAP General and Administrative (“G&A”) Expenses

GAAP G&A expenses were $99.0 million for the twelve months ended December 31, 2021, as compared to $75.1 million, for the same period of the year prior.

Non-GAAP G&A expenses were $65.8 million for the twelve months ended December 31, 2021, as compared to $45.6 million for the same period of the year prior.1

[1]

See “Non-GAAP Financial Measures” below for a description of non-GAAP financial measures and a reconciliation between GAAP and non-GAAP R&D expenses, GAAP and non-GAAP G&A expenses, and GAAP and non-GAAP net loss, respectively, appearing later in the press release.

GAAP and Non-GAAP Net Loss

The GAAP net loss for the twelve months ended December 31, 2021, was $297.4 million, or $8.19 per share, on both a basic and diluted basis, as compared to a GAAP net loss of $247.8 million, or $7.35 per share, on both a basic and diluted basis, for the same period of the year prior.

The non-GAAP net loss for twelve months ended December 31, 2021, was $193.9 million, or $5.34 per share on both a basic and diluted basis, as compared to a non-GAAP net loss of $158.3 million, or 4.70 per share, on both a basic and diluted basis, for the same period of the year prior.1

Updated Cash Guidance

The Company updated that’s its existing cash and cash equivalents will be sufficient to enable it to fund operations through the end of 2024.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including non-GAAP R&D expenses, non-GAAP G&A expenses, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per common share – basic and diluted.  These measures are not in accordance with, or an alternative to, GAAP, and may be different from non-GAAP financial measures used by other companies.

The Company defines non-GAAP R&D expenses as GAAP R&D expenses, which excludes stock-based compensation expense; non-GAAP G&A expenses as GAAP G&A expenses, which excludes stock-based compensation expense; non-GAAP operating expenses as GAAP operating expenses, which excludes stock-based compensation expense; non-GAAP net loss as GAAP net loss, which excludes stock-based compensation expense, non-cash interest expense from liability related to sale of future royalties, loss on extinguishment of debt, and gain on lease termination; and non-GAAP net loss per common share – basic and diluted as GAAP net loss per common share – basic and diluted, which      excludes stock-based compensation expense, non-cash interest expense from liability related to sale of future royalties, loss on extinguishment of debt, and gain on lease termination.  The Company has excluded the impact of stock-based compensation expense, which may fluctuate from period to period based on factors including the variability associated with performance-based grants for stock options and restricted stock units and changes in the Company’s stock price, which impacts the fair value of these awards.  The Company has excluded the impact of accreted non-cash interest expense from liability related to sale of future royalties as it may be calculated differently from, and therefore may not be comparable to, peer companies who also provide non-GAAP disclosures.  The Company has excluded the impact                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    of loss on extinguishment of debt and gain on lease termination as they are non-recurring transactions that make it difficult to compare its results to peer companies which also provide non-GAAP disclosures.  The Company has excluded the impact of stock-based compensation expense, non-cash interest expense from liability related to sale of future royalties, loss on extinguishment of debt, and gain on lease termination because the Company believes its impact makes it difficult to compare its results to prior periods and anticipated future periods.

Because management believes certain items, such as stock-based compensation expense, non-cash interest expense from liability related to sales of future royalties, loss on extinguishment of debt, and gain on lease termination, can distort the trends associated with the Company’s ongoing performance, the following measures are often provided, excluding special items, and utilized by the Company’s management, analysts, and investors to enhance consistency and comparability of year-over-year results, as well as to industry trends, and to provide a basis for evaluating operating results in future periods: non-GAAP net loss; non-GAAP net loss per common share – basic and diluted; non-GAAP R&D expenses; non-GAAP G&A expenses; and non-GAAP operating expenses.

The Company believes the presentation of these non-GAAP financial measures provides useful information to management and investors regarding the Company’s financial condition and results of operations.  When GAAP financial measures are viewed in conjunction with these non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance and are better able to compare the Company’s performance between periods.  In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating performance, allocating resources, and planning and forecasting future periods.  These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for GAAP financial measures.  A reconciliation between these non-GAAP measures and the most directly comparable GAAP measures is provided later in this press release.

Conference Call Information

Reata’s management will host a conference call on February 28, 2022, at 8:30 am ET.  The conference call will be accessible by dialing (844) 200-6205 (toll-free domestic) or (929) 526-1599 (international) using access code 052919.  The webcast link is https://services.choruscall.com/links/reta220228.html.

Fourth quarter and full year 2021 financial results to be discussed during the call will be included in an earnings press release that will be available on the company’s website shortly before the call at http://reatapharma.com/investors/ and will be available for 12 months after the call. The audio recording and webcast of the conference call will be accessible for at least 90 days after the event at http://reatapharma.com/investors/.

About Reata

Reata is a clinical-stage biopharmaceutical company that develops novel therapeutics for patients with serious or life-                                                                                                                                                         threatening diseases by targeting molecular pathways involved in the regulation of cellular metabolism and inflammation.  Reata’s two most advanced clinical candidates, omaveloxolone and bardoxolone, target the important transcription factor Nrf2 that promotes the resolution of inflammation by restoring mitochondrial function, reducing oxidative stress, and inhibiting pro-inflammatory signaling.  Omaveloxolone and bardoxolone are investigational drugs, and their safety and efficacy have not been established by any agency.

Forward-Looking Statements

This press release includes certain disclosures that contain “forward-looking statements,” including, without limitation, statements regarding the success, cost and timing of our product development activities and clinical trials, our plans to research, develop, and commercialize our product candidates, our plans to submit regulatory filings, and our ability to obtain and retain regulatory approval of our product candidates.  You can identify forward-looking statements because they contain words such as “believes,” “will,” “may,” “aims,” “plans,” “model,” and “expects.”  Forward-looking statements are based on Reata’s current expectations and assumptions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, (i) the timing, costs, conduct, and outcome of our clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; (ii) the timing and likelihood of regulatory filings and approvals for our product candidates; (iii) whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; (iv) the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the market opportunities for our product candidates; and (v) other factors set forth in Reata’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, under the caption “Risk Factors.” The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

# # #

Contact:

Reata Pharmaceuticals, Inc.

(972) 865-2219

https://www.reatapharma.com/

Investor Relations & Media Relations:

Andres Lorente  ir@reatapharma.com

Wendy Segal media@reatapharma.com

https://www.reatapharma.com/contact-us/

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2021	2020	2021	2020
Consolidated Statements of Operations	(unaudited)
	(in thousands, except share and per share data)
Collaboration revenue

License and milestone	$ 913	$ 1,182	$ 8,040	$ 4,701
Other revenue	21	2,010	3,450	4,318
Total collaboration revenue	934	3,192	11,490	9,019
Expenses
Research and development	41,616	37,461	155,993	159,080
General and administrative	30,562	19,427	99,002	75,128
Depreciation	325	285	1,203	1,136
Total expenses	72,503	57,173	256,198	235,344
Other income (expense), net	(13,598)	(11,946)	(53,128)	(43,914)
Loss before taxes on income	(85,167)	(65,927)	(297,836)	(270,239)
Benefit from (provision for) taxes on income	(218)	151	450	22,487
Net loss	$ (85,385)	$ (65,776)	$ (297,386)	$ (247,752)
Net loss per share—basic and diluted	$ (2.35)	$ (1.90)	$ (8.19)	$ (7.35)
Weighted-average number of common shares used in net loss per share basic and diluted	36,393,913	34,626,429	36,321,351	33,709,480

	As of December 31
	2021	2020
	(in thousands)

Condensed Consolidated Balance Sheet Data
Cash and cash equivalents	$ 590,258	$ 818,150
Income tax receivable	-	22,228
Working capital	542,481	728,136
Operating lease right-of-use assets	126,777	5,208
Total assets	735,016	857,598
Liability related to sale of future royalties, net	362,142	315,454
Operating lease liabilities	136,033	5,323
Payable to collaborators	-	73,437
Deferred revenue	1,648	4,688
Accumulated deficit	(1,255,631)	(958,245)
Total stockholders’ equity	$ 185,989	$ 417,431

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures (in thousands, except for per share data):

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2021	2020	2021	2020
Reconciliation of GAAP to Non-GAAP Research and development:	(unaudited)
GAAP Research and development	$ 41,616	$ 37,461	$ 155,993	$ 159,080
Less: Stock-based compensation expense	(6,091)	(4,792)	(23,566)	(28,114)
Non-GAAP Research and development	$ 35,525	$ 32,669	$ 132,427	$ 130,966

Reconciliation of GAAP to Non-GAAP General and administrative:
GAAP General and administrative	$ 30,562	$ 19,427	$ 99,002	$ 75,128
Less: Stock-based compensation expense	(9,135)	(7,158)	(33,240)	(29,519)
Non-GAAP General and administrative	$ 21,427	$ 12,269	$ 65,762	$ 45,609

Reconciliation of GAAP to Non-GAAP Operating expenses:
GAAP Operating expense	$ 72,503	$ 57,173	$ 256,198	$ 235,344
Less: Stock-based compensation expense	(15,226)	(11,950)	(56,806)	(57,633)
Non-GAAP Operating expense	$ 57,277	$ 45,223	$ 199,392	$ 177,711

Reconciliation of GAAP to Non-GAAP Net loss:
GAAP Net loss	$ (85,385)	$ (65,776)	$ (297,386)	$ (247,752)
Add: Stock-based compensation expense	15,226	11,950	56,806	57,633
Add: Non-cash interest expense from liability related to sale of future royalties	12,376	10,807	46,688	21,884
Add: Loss on extinguishment of debt	-	-	-	11,183
Less: Gain on lease termination	-	(470)	-	(1,286)
Non-GAAP Net loss	$ (57,783)	$ (43,489)	$ (193,892)	$ (158,338)
Reconciliation of GAAP to Non-GAAP Net loss per common share- basic and diluted:
GAAP Net loss per common share-basic and diluted	$ (2.35)	$ (1.90)	$ (8.19)	$ (7.35)
Add: Stock-based compensation expense	0.42	0.35	1.56	1.71
Add: Non-cash interest expense from liability related to sale of future royalties	0.34	0.31	1.29	0.65
Add: Loss on extinguishment of debt	-	-	-	0.33
Less: Gain on lease termination	-	(0.01)	-	(0.04)
Non-GAAP Net loss per common share-basic and diluted	$ (1.59)	$ (1.25)	$ (5.34)	$ (4.70)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Reconciliation of GAAP to Non-GAAP Operating expenses	(unaudited)
GAAP Operating expenses	$ 72,503	$ 65,486	$ 62,351	$ 55,858
Less: Stock-based compensation expense	(15,226)	(13,657)	(13,244)	(14,679)
Non - GAAP Operating expenses	$ 57,277	$ 51,829	49,107	41,179

Reconciliation of GAAP to Non-GAAP Net loss
GAAP Net loss	$ (85,385)	$ (71,846)	$ (72,700)	$ (67,455)
Add: Stock-based compensation expense	15,226	13,657	13,244	14,679
Add: Non-cash interest expense from liability related to sale of future royalties	12,376	11,958	11,429	10,925
Less: Gain on lease termination	-	-	-	-
Non-GAAP Net loss	$ (57,783)	$ (46,231)	$ (48,027)	$ (41,851)